As filed with the Securities and Exchange Commission on ________, 2009

1933 Act Registration Number / /

1940 Act Registration Number / /

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Pre-Effective Amendment No. ___    / /

Post-Effective Amendment No. ___    / /

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

Amendment No. ___    / /

Clarity Fund, Inc.

Suite 110

2001 Westown Parkway

West Des Moines, Iowa 50265

(Exact Name of Registrant as Specified in Charter)

(Address of Principal Office)

Registrant's Telephone Number, including Area Code:

515-252-7849

(Name and Address of Agent for Service)

Bradley R. Peyton

Suite 110

2001 Westown Parkway

West Des Moines, Iowa 50265

Copies of all communications to:

John C. Miles

Cline Williams Wright Johnson & Oldfather, LLP

Suite 1900

233 S. 13th

Lincoln, Nebraska 68508

Approximate date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), shall determine.

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[Back Cover]

Additional Information Is Available

The Statement of Additional Information (SAI) provides more detailed information about the Fund and its policies. The SAI, which has been filed with the Securities and Exchange Commission, is incorporated by reference herein. Additional information about the Fund’s investments is available in the Fund’s Annual, Semi-Annual and Quarterly Reports. In the Fund’s Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and reports are available without charge, upon request, and are also available at www.clarityfunds.com.

You may request information, make inquiries, or find additional information about the Fund as follows:

By telephone:

800-

On the Internet:

Clarity Funds http:

//www.clarityfunds.com

By mail:

Clarity Funds

Mutual Shareholder Services, LLC

8000 Town Centre Dr, Suite 400

Broadview Heights, OH 44117

 SEC:

 http://www.sec.gov

Stock Symbol:

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090 or 800-SEC-0330 or by submitting an e-mail request to: publicinfo@sec.gov. Reports and other information about the Funds are available from the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. Copies of such information can also be obtained by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number:

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

CLARITY FUND

PROSPECTUS

___________________, 2009

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Performance

Fund Expenses

The Clarity Fund, Inc

Investment Objective

Principal Investment Strategies

Principal Risks

Purchasing Shares

Redeeming Shares

Pricing of Shares

Distributions and Taxes

Management

Additional Information

Notice of Privacy Policy and Procedures

{1092349.1}

CLARITY FUND PERFORMANCE

Clarity Fund commenced operations on ____________, 2009.  Since this is a new Fund, performance information is not available.

CLARITY FUND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Clarity Fund:

Shareholder Fees (fees paid directly from your investment)

None

Maximum Sales Charge (Load) Imposed on Purchases

None

Maximum Deferred Sales Charge (Load)

None

Maximum Sales Charge (Load) Imposed

on Reinvested Dividends

None

Redemption Fee (as % of amount redeemed)

 (1)

2%

Exchange Fee

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees

1.00

%

Distribution (12b-1) Fees (2)

0.00

%

Other Expenses (3)

0.50-

%

Total Annual Fund Operating Expenses (4)

1.50

%

________________________________________

(1) The redemption fee is only payable in the event that shares are redeemed within 90 days of purchase.

(2) While the Fund has adopted a distribution plan that would permit payment of 12b-1 fees in the future, such fees have not been authorized and will not be paid until this prospectus is amended to reflect such fees.

(3) Estimated Other Expenses include estimated transfer agency, accounting, audit, legal expenses and .01% incurred indirectly as a result of the possible investment in other mutual funds (“Acquired Funds”) for the Fund’s initial fiscal year. The overall estimate may be higher or lower than actual expenses.

(4) The Fund's Total Annual Operating expenses will likely not be more than 1.50%, since the Fund's Adviser has agreed to waive indefinitely a portion of the Management fees to assure that total expenses will not exceed 1.50% percent. The Adviser may, however, reduce or eliminate the fee waiver at any time.

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Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as set forth in the table below:

1 year

$   153

3 years

$   474

5 years

$   818

10 years

$1,791

CLARITY FUND, INC.

Clarity Fund, Inc. (the “Fund”) is a non-diversified open-end registered investment management company (a “mutual fund”). The Fund’s investment adviser (the “Investment Adviser”) is Clarity Capital Management, Inc.

INVESTMENT OBJECTIVE

The investment objective of the Fund is capital appreciation. The investment objective of the Fund can be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing primarily in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds. The Fund may also invest in put and call options, commodities contracts and futures transactions such as stock index futures, may borrow money, purchase securities on margin and engage in short selling of securities (including short sales of exchange-traded funds). The Fund may invest in the securities of other investment companies, which may include exchange-traded funds. The Fund may invest in the equity securities of issuers of all sizes, including small capitalization companies (which are those with a market capitalization of less than $2 billion). The Fund may also invest in other securities of a company not convertible into common stock, such as bonds and preferred stock, which the Investment Adviser determines may offer the opportunity for capital appreciation. Such convertible or non-convertible securities may be investment grade, non-investment grade or unrated. The Fund considers long-term capital gains preferable to short-term capital gains and dividend and interest income, but all such gains and income are acceptable.

The Fund’s investment strategy (which is called “value investing”) is to invest primarily in the securities of businesses that are trading at significant discounts to the Investment Adviser’s assessment of the intrinsic (business or private market) value of the business. In implementing this strategy the Investment Adviser attempts to:

•

Identify companies which business it understands and which it believes have  honest, competent management;

•

Determine the price that an informed, rational buyer at arms length would pay for 100% of the businesses; and then

•

If available, buy securities of those businesses at prices that are a significant discount to the “business value” or “private market value” of the businesses.

Central to calculation of business value is an estimate of the present value of the right to receive all of the cash that a business will generate for its owners in the future. The valuation may focus on asset values, earning power, the intangible value of a company’s “franchise” in its market or a combination of these variables, depending on the nature of the business. It is hoped that the stock price will rise as the value of the business grows and as the valuation discount narrows. However, even if the analysis of business value is correct, the stock price may fail to reflect this value.

As a non-diversified fund, the Fund will generally hold fewer securities, that is, a more concentrated portfolio. While the Fund may be considered a “multi-cap” fund, in that it can invest in issuers of any market capitalization, the Fund will generally hold companies with smaller capitalizations.

The Investment Adviser does not try to “time” the market. If there is cash available for investment and there are not securities which meet the Fund’s investment criteria or if the Investment Adviser determines that market conditions warrant, the Fund may invest without limitation in cash and cash equivalents such as money market fund shares and repurchase agreements on U.S. Government securities or other high quality fixed income securities for temporary defensive purposes. In the event that the Fund takes such a temporary defensive position, it may not achieve its investment objective during this temporary period.  The Fund may hold a substantial portion of its assets in cash and equivalents at times.

PRINCIPAL RISKS

You should be aware that an investment in the Fund involves certain risks, including the following:

•

Price of Fund Shares Will Fluctuate.  As with any other mutual fund, the share price of the Fund will fluctuate daily depending on the value of the securities it owns and general market conditions and other factors. You may lose money if you invest in the Fund.

•

Investment in Undervalued Securities.  Undervalued securities are, are usually out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. Therefore, investors should purchase shares of the Fund only if they intend to be patient long-term investors.

•

Smaller Company Risk. Small capitalization companies do not have the size, resources or other assets of large capitalization companies. The prices of small capitalization issuers can fluctuate more than the stocks of larger companies and they may not necessarily correspond to changes in the stock market in general.

•

Non-diversified.  Because the Fund is non-diversified, it will likely have larger positions in fewer companies or industries than a diversified fund. A concentrated portfolio is more likely to experience significant fluctuations in value, exposing the Fund and its shareholders to a greater risk of loss in any given period than a diversified fund.

•

Failure to Meet Investment Objective. There can be no assurance that the Fund will meet its investment objective.

•

Interest Rate Risk. The market value of a bond is significantly affected by changes in interest rates. Generally, the longer the average maturity of the bonds in the Fund investment portfolio, the more a Fund’s share price will fluctuate in response to interest rate changes.

•

Credit Risk. When a bond is purchased, its anticipated yield is dependent on the timely payment by the issuer of each installment of interest and principal. Lower-rated and unrated bonds, while often having a higher yield than higher-rated bonds, involve an increased possibility that the issuer may not be able to make its payments of interest and principal. During periods of deteriorating economic and market conditions, the market value of lower-rated and unrated bonds may decline due to concerns over credit quality. In addition, the liquidity of such securities may be affected, making it more difficult for a Fund to sell the security.

•

Call Risk. The Fund may invest in corporate bonds, which are generally subject to call risk. Corporate bonds and some securities issued by United States agencies may be called (redeemed) at the option of the issuer at a specific price before reaching their stated maturity date. This risk increases when market interest rates are declining, because issuers may find it desirable to refinance by issuing new bonds at lower interest rates. If a bond held by a Fund is called during a period of declining interest rates, the Fund will likely reinvest the proceeds received by it at a lower interest rate than that of the called bond, causing a decrease in the Fund’s income.

•

Investments in Other Investment Companies. The Fund may invest in the shares of other investment companies, including affiliated and non-affiliated money market funds. Investing in the shares of other investment companies involves the risk that such other investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Fund. To the extent that the Fund is invested in the shares of other investment companies, the Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in investment company shares.

•

Investments in Exchange Traded Funds. The Fund may invest in exchange traded funds (“ETFs”). ETFs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index. ETFs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index. To the extent that the Fund is invested in the shares of other investment companies, the Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in investment company shares.

•

Investments in Put and Call Options The Fund may buy and sell put and call options. Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time. Investments in puts and calls involve the risk that since the puts and calls are options which have an expiration date, the Fund could lose the entire cost of those puts and calls which expire worthless.

•

Government-Sponsored Enterprises. While not a principal investment strategy, the Fund may invest in certain government-sponsored enterprises whose obligations are not direct obligations of the U.S. Treasury. Such entities may include, without limitation, the Federal Home Loan Banks (“FHLB”), the Federal Farm Credit Banks (“FFCB”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Company (“Freddie Mac”). Entities such as FHLB, FFCB, Fannie Mae and Freddie Mac, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by such agencies are neither guaranteed nor insured by the United States Government.

•

Short Sales.  If the price of a stock sold short increases after the sale, the Fund will lose money because it will have to pay a higher price to repurchase the borrowed stock when it closes its short position. The loss of value on a short sale is theoretically unlimited. The Fund has to borrow the securities to enter into the short sale. If the lender demands the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities. If this occurs at the same time other short sellers are trying to borrow or buy in the securities, a “short squeeze” could occur, causing the stock price to rise and making it more likely that the Fund will have to cover its short position at an unfavorable price.

•

Leverage. The Fund may borrow from banks and pledge its assets in connection with the borrowing. If the interest expense on the borrowings is greater than the income and increase in value of the securities purchased with the proceeds of the borrowing, the use of leverage will decrease the return to the Fund’s shareholders. Use of leverage also tends to magnify the volatility of the Fund’s returns.

•

Investments in Stock Index Futures Contracts. The Fund may buy and sell stock index futures contracts. A stock index fluctuates generally with changes in the market values of the stocks included in the index. The Fund’s primary purpose in entering into such contracts is to protect it from fluctuations in the value of securities without actually buying or selling the underlying security. Futures transactions involve brokerage costs and require the Fund to segregate liquid assets to cover its performance under such contracts. The Fund’s overall performance could be adversely affected by entering into such contracts if the Adviser’s judgment with respect to the investment proves incorrect.

In making investment decisions, the Investment Adviser distinguishes between security price volatility and the risk of permanent loss of capital.  Some of the securities the Fund owns may be volatile.  The Fund focuses on long-term total return (income plus capital gains); we are not as concerned with short-term volatility.

We are concerned with the risk of permanent loss of capital. We believe that by focusing on the value of the underlying business and being disciplined about buying stocks only when they appear to be selling below the company’s business value, we enjoy a margin of safety. The margin of safety reduces, but does not eliminate, risk. We will make mistakes in measuring value, business values may deteriorate after we buy, and securities may sell below their business values indefinitely, so we cannot avoid incurring losses. Also, since our investment approach leads us to invest in securities which are not currently popular, the Fund is subject to extended periods during which their stocks may under-perform others and/or display volatile price movements.

PURCHASING SHARES

Opening a Regular New Account

You can open a new account by:

•

Completing and signing a Fund purchase application;

•

Enclosing a check made payable to Clarity Fund. We do not accept cash, money orders, post-dated checks, travelers checks, third-party checks, credit card convenience checks, instant loan checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks;

{1092349.1}

•

Mailing the application and the check to:

By Mail, Certified, or Overnight Delivery:

Clarity Fund

Mutual Shareholder Services, LLC

8000 Town Centre Dr, Suite 400

Broadview Heights, OH 44117

•

Providing other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts.

The minimum investment required to open an account in the Fund is $2,500. There is currently no subsequent minimum investment requirement.

The Fund reserves the right, in their sole discretion, to reject any order or subsequent purchase, to waive initial investment minimums for new accounts and to modify investment minimums from time to time. All purchase orders are subject to acceptance by authorized officers of Clarity Fund and are not binding until so accepted.

Mutual Shareholder Services, LLC (“MSS”) is the transfer agent for Clarity Fund. Any applications and checks received directly by the Fund at its business address will be forwarded promptly to MSS and its Custodian and will be processed when received by MSS.

Opening a Retirement Account

Certain individuals may be eligible to open a traditional IRA, a Roth IRA or a SEP IRA. In addition, existing IRA accounts and certain qualified pension and profit sharing plans can be rolled over or transferred into a new IRA account, which can be invested in shares of the Fund. You can request information about establishing an IRA by calling Clarity Fund at ____________ or 800-__________. After reviewing the material, you may open an IRA account by:

•

Completing the IRA application and the transfer form, if applicable;

•

Mailing the forms to the address shown above.

Currently, IRA accounts are not charged an annual maintenance fee.

Shares of the Fund may also be purchased as an investment in other types of pension or profit sharing plans. Although the Fund will endeavor to provide assistance to shareholders who are participants in such plans, it does not have forms of such plans for adoption and does not undertake to offer advice relating to the establishment of such plans or compliance with the ongoing requirements for such plans. Plan participants should seek the guidance of a professional adviser before investing retirement monies in shares of a Fund.

Purchasing Shares of the Fund

You pay no sales charge when you purchase shares of the Fund. The price you pay for the Fund’s shares is the Fund’s net asset value per share which is calculated once each day generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) on days on which the exchange is open for business. In addition to Saturday and Sunday, the New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed.

If your purchase request is received in good order on any day prior to such time, your purchase price will be the net asset value calculated on that day. If your purchase request is received in good order on any day after such time, your purchase price will be the net asset value calculated on the next business day.

We cannot hold investments to be processed at a later date. The shares you purchase must be qualified for sale in your state of residence. You should purchase shares of the Fund only if you intend to be a patient long-term investor. Excessive trading into or out of a Fund may harm the Fund’s performance by disrupting the portfolio management process. Such trading may also increase expenses for other shareholders. If you engage in this type of activity, your trading privileges may be suspended or terminated. All purchases are subject to acceptance by the Fund and the Fund reserve the right to reject any purchase in order to prevent transactions considered to be harmful to existing shareholders. See the caption Frequent Trading Policy on Page __ for additional information about the Fund’s policy with respect to frequent or excessive trading.

You can purchase shares in the following manner:

By Mail.  You can purchase additional shares in an existing account by:

•

Sending a check made payable to Clarity Fund. We do not accept cash, money orders, post-dated checks, travelers checks, third-party checks, credit card convenience checks, instant loan checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks;

•

Completing the information on the remittance stub which is the bottom portion of your most recent transaction statement;

•

Mailing the check and remittance stub to the address listed above:

If the remittance stub is not available, please indicate on your check or on a separate piece of paper your account name, address and account number. If you are purchasing shares for a new account, please see the procedures described above under the heading “Opening a Regular New Account.”

If your check is returned because of insufficient funds or because you have stopped payment on the check, you will be responsible for any losses sustained by a Fund as a result of custodian or transfer agent fees or a decline in the net asset value when the shares are cancelled. If you are an existing shareholder, losses may be collected by redeeming shares from your account.

By Wire.  You can purchase shares with payment by bank wire by:

•

Calling Client Services at _____________ or 800-______ and furnishing your account name, address and account number together with the amount being wired and the name of the wiring bank;

•

Instructing the bank to wire funds as follows:

For the account of: your account number and name

If you are purchasing shares by wire for a new account, you must send a completed purchase application to Clarity Fund at the address set forth above prior to wiring your payment.

Clarity Fund will not be responsible for the consequences of delays in the bank or Federal Reserve wire system. Banks may impose a charge for the wire transfer of funds.

By Automatic Investment.  At the time you open an account you can choose to make automatic investments in shares of the Fund (minimum investment of $100) at regular intervals (on the 5th or 20th day of the month or, if such day is not a business day, on the next following business day) by:

•

Completing the Automatic Investment Account Option of the purchase application; and

•

Sending a voided check from your bank account.

Your request to establish automatic investment privileges must be received by Clarity Fund at least 15 days prior to the initial automatic investment.

You can add or cancel the automatic investment service or change the amount of the automatic investment by calling or sending a written request to The Clarity Fund. Such written or telephone requests must be received at least three business days prior to the effective date of the change.

If your automatic investment transaction is returned by the bank, Clarity Fund may hold you responsible for any costs to a Fund resulting from (i) fees charged to a Fund or (ii) a decline in the net asset value of a Fund when the shares issued are canceled.

Changing Your Address

You can change the address on your account by sending a written request to Clarity Fund. Your written request must be signed by all registered owners of the account and should include your account name(s), account number(s) and both the new and old addresses. To change your address online, log into Account Access at www.clarityfunds.com and click on the “Change Address” button at the bottom of the Account Portfolio page. To protect you and the Funds, any redemption request received within 15 days of an address change must be accompanied by a signature guarantee, as described below.

Confirmations

Each time you purchase, redeem or exchange shares, you will receive a confirmation of the transaction from Clarity Fund. At the end of each calendar quarter you will receive a statement that will include information on activity in your account. You should review your confirmations and statements for accuracy and report any discrepancies to us promptly.

{1092349.1}

Shareholder Reports

Clarity Fund provides quarterly shareholder reports that include a listing of the securities in the portfolio at the end of the quarter, together with a letter from the Investment Adviser discussing, among other things, investment results for the quarter. The annual report for Clarity Fund will include the Fund’s audited financial statements for the previous fiscal year and the semi-annual report will include unaudited financial statements.

Householding

Many shareholders of Clarity Fund have family members living in the same home who also own shares of Clarity Fund. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce Fund expenses, Clarity Fund will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as “householding” does not apply to account statements, confirmations, or personal tax information.

If you do not wish to participate in householding, or wish to discontinue householding at any time, call Client Services at ________________ or 800___________. We will resume separate mailings for your account within 30 days of your request.

Important Information About Procedures for Opening an Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including Clarity Fund, to obtain, verify and record information that identifies each customer (as defined in the Department of Treasury’s Customer Identification Program for Mutual Funds) who opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: Clarity Fund must obtain the following information for each customer who opens an account:

•

Name;

•

Date of birth (for individuals);

•

Physical residential address (not post office boxes); and

•

Taxpayer Identification Number such as Social Security Number or other identifying number.

Following receipt of your information, Clarity Fund will follow its Customer Identification Program to attempt to verify your identity. You may be asked to provide certain other documentation (such as a driver’s license or a passport) in order to verify your identity. Additional information may be required to open accounts for corporations and other non-natural persons. Clarity Fund will also follow its Customer Identification Program to obtain, verify and record the identity of persons authorized to act on accounts for such non-natural persons. Any documents requested in connection with the opening of an account will be utilized solely to establish the identity of customers in accordance with the requirements of law.

Federal law prohibits Clarity Fund and other financial institutions from opening accounts unless the minimum identifying information is received. Clarity Fund is also required to verify the identity of the new customer under The Clarity Fund’s Customer Identification Program and may be required to reject a new account application, close your account or take other steps as they deem reasonable if they are unable to verify your identity. If an account is closed, the shares in that account will be redeemed at the net asset value determined on the redemption date.

Telephone Communications

Telephone conversations with Clarity Fund may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

Account Access Information

You may obtain personal account information:

•

On Clarity Fund’s website, www.clarityfunds.com;

•

By calling Client Services at _____________ or 800_________ between 8:00 a.m. and 4:30 p.m. (Central Time); or

REDEEMING SHARES

Redemption Procedures

Shares will be redeemed at the net asset value next determined after receipt of a redemption request in good order. If your redemption request is received in good order on any day prior to the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) on days on which the exchange is open for business, shares will be redeemed at the net asset value calculated on that day. If your redemption request is received in good order after such time, shares will be redeemed at the net asset value calculated on the next business day. There are no fees for redeeming shares. You must have a completed purchase application on file with the Fund before a redemption request will be accepted. In addition, the Fund must have received payment for the shares being redeemed and may delay the redemption payment (normally not more than 15 days) until the purchase funds have cleared. You can call Client Services at ____________ or 800-_________ if you have questions about the requirements for redemption requests.

You can redeem shares of the Fund at any time in the following manner:

By Written Request. You can redeem shares of a Fund by sending a redemption request in writing to the Fund. A written redemption request in good order should include the following:

•

Your account name, account number and Fund name;

•

The amount of the redemption being requested (specified in dollars or shares);

•

The signature of all account owners exactly as they are registered on the account; if you are a corporate or Company shareholder, the signature must be of an authorized person with an indication of the capacity in which such person is signing;

•

A signature guarantee, if required; and

•

Other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts. (Corporate resolutions must be dated within six months of the redemption request.) You can call Client Services at ____________ or 800-________ for information on which documents may be required.

Written redemption requests can be sent by mail or facsimile transmission to:

By Mail, Certified, or Overnight Delivery:

Clarity Fund

Mutual Shareholder Services, LLC

8000 Town Centre Dr, Suite 400

Broadview Heights, OH 44117

By Telephone Request. If you have an individual account directly with the Fund, you can redeem shares of a Fund over the telephone up to a maximum amount of $100,000. Telephone redemptions cannot be made from IRA accounts, retirement accounts, corporate accounts or certain other accounts. The ability to redeem shares by telephone is automatically established on any account for which telephone redemptions are available unless the account holder requests otherwise. A telephone redemption request can be made by calling ___________ or 800-___________.  If an account has multiple owners, the Fund may rely on the instructions of any one account owner. A telephone redemption request in good order should include the following:

•

Your account name, account number and Fund name;

•

The amount of the redemption being requested (specified in dollars or shares); and

•

Other identifying information which is requested.

Please retain the confirmation number assigned to your telephone redemption as proof of your trade. The Fund reserves the right to (i) refuse a telephone redemption if they believe it is advisable to do so; and (ii) revise or terminate the telephone redemption privilege at any time.

The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, which will include use of specific identifying information. When such procedures are followed, the Fund will not be liable for losses caused by following telephone instructions which are reasonably believed to be genuine.

Redemption Payments

Payment for the shares redeemed will be made as soon as possible, but no later than seven days after the date of the receipt of your redemption request in good order. Payment will normally be made by check. Payment may also be made by wire transfer in accordance with wire instructions provided in writing to the Fund accompanied by a signature guarantee. The Fund reserves the right to require you to pay for the cost of transmitting the wire transfer. Your bank may also impose a charge to receive the wire transfer.

To protect you and the Fund, any redemption request received within 15 days of an address change must be accompanied by a signature guarantee.

A redemption of shares is treated as a sale for tax purposes and will generally result in a short-term or long-term capital gain or loss, depending on how long you have owned the shares.

If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your redemption proceeds in your account at the then current net asset value.

Signature Guarantees

The Fund reserves the right to require a signature guarantee on all redemptions. Signature guarantees will be required in the following circumstances:

•

A redemption request which is payable to anyone other than the shareholder of record;

•

A redemption request which is to be mailed to an address other than the address of record;

•

A redemption request which is payable to a bank account other than the bank account of record;

•

A redemption request received within 15 days of an address change; and

•

Instructions to establish or change wire instructions.

A signature-guaranteed request may not be sent by facsimile.

A signature guarantee must be obtained from an institution participating in the Securities Transfer Agent Medallion Program. Such institutions typically include commercial banks that are FDIC members, Company companies, and member firms of a domestic stock exchange. “STAMP 2000 Medallion Imprints” is the only form of signature guarantee that will be accepted. A notary public is not an eligible guarantor.

Other Redemption Information

Redemption payments normally will be made wholly in cash. The Fund may, however, redeem its shares through the distribution of portfolio securities if and to the extent that redemptions by the same shareholder during any 90-day period exceed the lesser of (i) $250,000, or (ii) one percent of the net assets of the Fund at the beginning of the period. Shareholders whose shares are redeemed in kind may be subject to brokerage commissions or other transaction charges upon the resale of the distributed securities.

The Fund may suspend redemptions or postpone payment at times when the New York Stock Exchange is closed for other than weekends or holidays, or under emergency circumstances as permitted by the U.S. Securities and Exchange Commission.

The Fund reserve the right to automatically redeem any account balance in cases where the account balance in a Fund falls below $500. Shareholders will be notified in writing at least 60 days prior to the automatic redemption of their account due to an account balance falling below $500. Such automatic redemptions will reduce unnecessary administrative expenses and therefore, benefit the majority of shareholders.

Frequent Trading Policy

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. Frequent trading into and out of the Fund can have adverse consequences for that Fund and for long-term shareholders in the Fund. The Fund believes that frequent or excessive short-term trading activity by shareholders of a Fund may be detrimental to long-term investors because those activities may, among other things: (a) dilute the value of shares held by long-term shareholders; (b) cause the Fund to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses; and (d) incur additional tax liability. The Fund therefore discourage frequent purchase and redemptions by shareholders and do not make any effort to accommodate this practice. To protect against frequent or excessive short-term trading, the Board of Directors of the  Fund has adopted policies and procedures that are intended to permit the Fund to curtail such activity by shareholders.  The  Fund reserves the right, however, to impose certain limitations at any time with respect to trading in shares of the Fund, including suspending or terminating trading privileges in Fund shares, for any investor whom it believes has a history of abusive trading or whose trading, in the judgment of the Fund, has been or may be disruptive to the Fund. It may not be feasible for the Fund to prevent or detect every potential instance of abusive or excessive short-term trading.  A redemption fee equal to 2% of the amount redeemed will be assessed on redemption proceeds from shares held for 90 days or less.  Redeemed shares held 91 days or longer will not be subject to a redemption fee.  The Fund has implemented this fee to discourage short-term trading of Fund shares.

PRICING OF SHARES

The Fund’s net asset value per share is determined once each day generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) on days on which the New York Stock Exchange is open for business. Currently the New York Stock Exchange and the  Fund are closed for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):

•

New Year’s Day

•

Martin Luther King, Jr. Day

•

Presidents’ Day

•

Good Friday

•

Memorial Day

•

Independence Day

•

Labor Day

•

Thanksgiving

•

Christmas

The net asset value of the Fund is generally based on the market value of the securities in the Fund. If market values are not readily available or are deemed to be unreliable, such as with respect to restricted securities, private placements or other types of illiquid securities, the securities will be valued using valuation procedures approved by the Fund’s Board of Directors.  These valuation procedures permit the Board to establish values for such securities based upon a good faith estimation of the fair market value of the subject security. As a result of relying on these valuation procedures, the Fund may, therefore, utilize a valuation for a given security that is different from the value actually realized upon the eventual sale of the security.

DISTRIBUTIONS AND TAXES

Shareholder Distributions

You will receive distributions from the Fund which are your share of a Fund’s net income and gain on its investments. The Fund passes substantially all of its earnings along to its shareholders in the form of distributions and the distributions are generally paid in June and December of each year.

You will receive your distributions from the Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change your instructions, you may notify the Fund in writing or call Client Services at ________________ or 800___________. If an account has multiple owners, the  Fund may rely on the instructions of any one account owner. Cash payment of distributions, if requested, will generally be mailed within five business days of the date such distributions are paid. If you have elected to receive distributions in cash and your check is returned as undeliverable, you will not receive interest on amounts represented by the uncashed check.

If the Post Office cannot deliver your check, or if your check remains uncashed for six months, Clarity Fund reserves the right to reinvest your distribution proceeds in your account at the then current net asset value.

Taxation of Distributions

The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although distributions paid to shareholders by the Fund are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account or the distribution is derived from tax-exempt income and is designated as an “exempt-interest dividend”). Distributions are taxable regardless of how long you have owned shares of the Fund and whether your distributions are reinvested in shares of the Fund or paid to you in cash. Distributions that are derived from net long-term capital gains from the sale of securities a Fund owned for more than one year generally will be taxed as long-term capital gains. All other distributions, including short-term capital gains, generally will be taxed as ordinary income.

Early each calendar year the Fund will send you the information you will need to report on your tax return the amount and type of distributions you receive.

The current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund is generally taxed to individual taxpayers:

•

Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

•

Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

•

A shareholder will also have to satisfy a 61-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

•

Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

•

The reduced rates on long-term capital gains and qualifying dividends are scheduled to expire after 2010.

Taxation of Redemptions

If you sell shares of a Fund you will be taxed on the amount of any gain. The gain will generally be determined by subtracting your tax basis in the shares from the redemption proceeds or the value of shares received. Your tax basis will depend on the original purchase price you paid and the price at which any distributions may have been reinvested. The gain will generally be capital gain or loss and will be long-term capital gain or loss if you hold your shares for more than one year. You should keep your annual account statements so that you or your tax advisor will be able to properly determine the amount of any taxable gain.

Backup Withholding

Federal law requires the Fund to withhold a portion of distributions and/or proceeds from redemptions if you have failed to provide a correct tax identification number or to certify that you are not subject to backup withholding or if the Fund has been notified by the IRS that you are subject to backup withholding. These certifications must be made on your application or on Form W-9, which may be requested by calling _____________ or 800___________.

This section related only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

Buying Shares Prior to a Distribution

You should consider the tax implications of buying shares of the Fund immediately prior to a distribution. If you purchase shares shortly before the record date for a distribution, you will pay a price for such shares that include the value of the anticipated distribution and you will be taxed on the distribution when it is received even though the distribution represents a return of a portion of the purchase price.

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MANAGEMENT

Investment Adviser

Clarity Capital Management, Inc. is the investment adviser for Clarity Fund. The Investment Adviser’s address is 2001 Westown Parkway, Suite 110, West Des Moines, Iowa 50265. The Investment Adviser provides investment advice to the Fund and is responsible for the overall management of  the Fund’s business affairs, subject to the supervision of the Board of Directors of the Fund. The Investment Adviser is an Iowa corporation formed January 17, 2008 and also serves as investment adviser to certain other entities, including, without limitation, one private investment limited partnership and certain individual accounts.  The Investment Adviser has not previously managed a mutual fund.

The Fund pays the Investment Adviser an annual fee accrued daily and paid monthly of 1% of the average daily annual net asset value of the Fund. The Investment Adviser has voluntarily undertaken to waive a portion of its management fee or reimburse the Fund directly for a portion of the Fund’s expenses in order to limit the total annual fund operating expenses, excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, to no more than 1.50% of the Fund’s annual average daily net assets. While indefinite, this voluntary undertaking can be terminated at any time.

The Fund has contracted with Mutual Shareholder Services (MSS) to provide certain accounting and related services and to serve as transfer agent for the Fund.

Information regarding the factors considered by the Board of Directors in connection with the annual renewal of the Investment Advisory Agreement with the Fund will be included as applicable in the Fund’s Semi-Annual or Annual Report to Shareholders, which will be available at www.clarityfunds.com in late November and May of each year after the date hereof.

Performance of Related Accounts

The Investment Adviser has been the investment adviser to the Clarity Fund,  LLC, a private investment fund since its inception on February 4, 2008,  The Clarity Fund, LLC’s investment objectives, policies and restrictions are essentially equivalent to those of  the Fund.  Clarity Fund, LLC was managed at all times with full investment authority by the Investment Adviser.

The performance information provided below for the Clarity Fund, LLC is presented after deducting all investment adviser, custodial and other fees and expenses. While the Clarity Fund, LLC has been managed by the Investment Adviser according to materially equivalent investment objectives, policies and restrictions, the Clarity Fund, LLC has not been subject to the certain investment restrictions, diversification and tax requirements imposed by Investment Company Act of 1940 or the Internal Revenue Code for a registered mutual fund, which if applicable, might have adversely affected the performance of the Clarity Fund, LLC. In considering the information set forth below you should also remember that the past performance of the Investment Adviser in managing a related account like the Clarity Fund, LLC is not an indication of how the Fund may or will perform in the future.

Investment Performance of Clarity Fund, LLC

Average Annual Total Returns (for periods ending September 30, 2009)

†

Since inception results from February 4th, 2008.

*

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.  The Index does not reflect the deduction of fees or expenses associated with a mutual fund or the impact of taxes.  Index performance is hypothetical and is shown for illustrative purposes only.

**

After tax returns for all periods are not provided because Clarity Fund, LLC’s tax treatment was different than that of a registered investment company.

Board of Directors

The Board of Directors of the Fund is responsible for overseeing the management of the business and affairs of the Fund, including overseeing the Fund’s various service providers and the Fund’s officers, who actively supervise the day-to-day operations of the Fund. Each Director serves until a successor is elected and qualified or until resignation.

Seventy-five percent of the Directors of the Fund are independent within the meaning of the Investment Company Act of 1940. In addition, the Board has elected an independent director to serve as Chairman of the Board.

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Portfolio Managers of Clarity Fund are:

Bradley R. Peyton, JD, CLU, ChFC, CMFC

Mr. Peyton is President and Chief Investment Officer of Clarity Asset Management, Inc. and Clarity Capital Management, Inc.  Mr. Peyton received his B.S. degree from Iowa State University in 1979 and his law degree from the University of Iowa College of Law in 1984. He practiced with the law firm of Nyemaster, Goode, McLaughlin, Emery and O’Brien, Des Moines, Iowa, from 1984-86, focusing primarily in the areas of business, taxation and qualified retirement plans. In 1986 he joined the Farm Bureau Family of Financial Planning Services, West Des Moines, Iowa, where he served as Chief Investment Counsel until 1992. Mr. Peyton served in executive capacities in various privately held businesses until he formed Clarity Asset Management, Inc. in 1997. Mr. Peyton is a Chartered Financial Consultant of the American College (1989) and a Chartered Mutual Funds Counselor of the College for Financial Planning (1999).

Sayer P. Martin, CFA

Mr. Martin is Portfolio Manager for Clarity Asset Management, Inc. and Clarity Capital Management, Inc. Mr. Martin graduated cum laude with a BSBA in Finance and an Entrepreneurship minor from Creighton University in Omaha, Nebraska.  In 2001, he co-founded an investment partnership, Sagacious Investments, for which he served as President for three years.  In 2003, Mr. Martin joined Ameritrade, Inc., and in early 2004 took a position with Orion Advisor Services, LLC.  With Orion, he provided performance and custom reporting services to various investment advisors across the United States.  In late 2004, he transferred within the company to CLS Investment Firm, LLC.  Prior to joining Clarity, Mr. Martin served as the youngest member of a portfolio management team overseeing nearly $2 billion in assets, working in Portfolio Administration and Analyst capacities. Mr. Martin is a CFA charterholder and is a member of CFA Institute and the CFA Society of Iowa.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the Fund’s Statement of Additional Information, which is available at www.clarityfunds.com.

Fund Distribution.

The Fund intends to initially sell its shares as an issuer dealer without sales charges, 12b-1 fees or other servicing fees directly to shareholders. However the Fund has adopted Distribution, 12b-1 and Shareholder Servicing Plans which when activated will permit it to engage one or more broker dealers and or other parties to assist in distribution and servicing shareholder accounts in the future. These plans permit the assessment of 12b-1 fees, servicing fees and other direct and or indirect sales charges. These plans are not currently effective.

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Fund History

The Fund is a Nebraska corporation organized on July 6, 2009.  The Fund is organized to permit it to issue its shares in series with each series representing a separate fund so that more than one fund can operated through it, however only one series, Clarity Fund,  is presently authorized. The Fund commenced operations on the date of this prospectus.

ADDITIONAL INFORMATION

Code of Ethics

The Fund and the Investment Adviser have each adopted a written Code of Ethics which, among other things:

•

Requires all employees to obtain preclearance before executing any personal securities transactions;

•

Requires all employees to report their personal securities transactions at the end of each quarter;

•

Requires all employees to report their personal securities holdings annually;

•

Restricts all employees from executing personal trades in a security within seven days before or after trades in that security are made for client accounts;

•

Prohibits employees from profiting from the purchase and sale (or sale and purchase) of the same security within a period of 60 days from the original sale or purchase, as the case may be, of such security; and

•

Prohibits market-timing in the Fund and/or front-running client transactions or trading in the Funds on the basis of material non-public information.

The Fund’ Board of Directors reviews the administration of the Code of Ethics annually and may impose penalties for violations of the Code. The Funds Code of Ethics is on file with and is available from the Securities and Exchange Commission.

Disclosure of Portfolio Holdings

A complete listing of the Fund’s portfolio holdings is publicly available on a quarterly basis through applicable filings on Forms N-CSR and N-Q made with the SEC. This information is also available on the Funds’ website at www.clarityfunds.com on or about the 30th business day after the end of each quarter in the quarterly shareholder reports, copies of which are also sent to all shareholders. Such information will remain on the website until the next quarter’s information is released. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is provided in the Statement of Additional Information, which is also available at www.clarityfunds.com.

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Fund Custodian

The Huntington National Bank is the custodian for Clarity Fund.

Fund Transfer Agent

Mutual Shareholder Services, LLC is the transfer agent for Clarity Fund.

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, LTD. is the independent registered public accounting firm for Clarity Fund.

Fund Legal Counsel

Cline, Williams, Wright, Johnson, Oldfather, LLP serves as legal counsel to Clarity Fund.

NOTICE OF PRIVACY POLICY AND PROCEDURES

We understand that information that personally identifies you is important to you and we are committed to maintaining the confidentiality, integrity and security of your personal information. In order to service your account and process your requests, we collect certain nonpublic personal information about you from your account application, from other forms you may provide to us and as a result of transactions with us.

Your privacy is important to us. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you and we require those employees to adhere to strict confidentiality standards designed to protect your personal information. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted or required by law and except to certain entities that assist us in servicing your account. For instance, in order to service your account and effect your transactions, we may provide nonpublic personal information about you to our sub-transfer agent. We may also provide certain information including your name and address to one of our agents for the purpose of mailing to you your account statements, shareholder reports and other information about our products and services. We maintain agreements with these outside entities that require them to protect the confidentiality of your information and to use that information only for the purpose for which the disclosure is made.

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THE CLARITY FUNDS

Clarity Fund

Statement of Additional Information

_______________, 2009

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information relates to the Prospectus of Clarity Fund, Inc. dated ____________, 2009. Copies of the Prospectus may be obtained without charge by calling _____________________or by contacting the Fund at ______________.

TABLE OF CONTENTS

Fund History

Investment Objective, Policies and Restrictions

   Classification

   Investment Objective and Strategy

   Securities and Other Investment Practices

   Fundamental Investment Restrictions

Portfolio Turnover

Management of the Funds

   Board of Directors

   Compensation Table

   Ownership of Fund Shares By Directors

Other Information Concerning the Board of Directors

   Board Committees

   Proxy Voting Policy

Investment Advisory and Other Services

   Investment Adviser and Distributor

   Fund Accounting and Transfer Agent

   Custodian

   Auditor

   Legal Counsel

Portfolio Transactions and Brokerage Allocation

Organization and Capital Structure

   General

   Shareholder Meetings

   Ownership of Shares

Purchasing Shares

Important Information and Procedures for Opening an Account

Pricing of Shares

Redemption of Shares

Taxation

   Tax Status of the Fund

   Distributions in General

   Distributions

   Backup Withholding

   Other Taxation

   Fund Investments

   Calculation of Performance Data

   Historical Performance

Financial Statements

Appendix A-

   Ratings of Corporate Obligations and Commercial Paper

Appendix B-

   Interest Rate Futures Contracts, Bond Index Futures and Related Options

FUND HISTORY

The Clarity Fund, Inc. (the "Company") is a Nebraska corporation formed on July 6, 2009 whose shares may be offered in series with each series representing a separate fund of investments with its own investment objectives, policies and restrictions. As of the date hereof Clarity Fund (the "Fund") is the Company’s only series authorized for issuance.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Classification

The Fund is a non-diversified, open-end management investment company as defined in the Investment Company Act of 1940. Because the Fund is non-diversified, it may, with respect to 50% of its total assets, concentrate its investments by investing more than 5% of its total assets in the securities of any one issuer. As a result, its shares may be more susceptible to adverse changes in the value of the securities of a particular company.

Investment Objective and Strategy

The primary investment objective of the Fund is capital appreciation. The Fund invests primarily in a portfolio of U.S. equity securities. Under normal market conditions, a substantial portion, normally at least 80% of the Fund's total assets, will be invested in common stocks and a variety of securities convertible into common stock such as rights, warrants, convertible preferred stock and convertible stock.

The Fund's investment strategy with respect to equity securities (which is called "value investing") is to (1) identify attractive businesses that the Fund's investment adviser can understand and which have honest, competent management, (2) estimate the price that an informed, rational buyer would pay for 100% of that business, and then (3) buy securities of the business if they are available at a significant discount to this "business value" or "private market value."

When the Investment Adviser believes that abnormal market conditions or economic conditions warrant a temporary defensive investment position, a greater portion or all of the Fund's portfolio may be retained in cash or cash equivalents, such as money market fund shares and repurchase agreements on U.S. Government securities.

Securities and Other Investment Practices

This section provides a more detailed description of some of the types of securities and other instruments in which the Clarity Fund may invest.  The Clarity Fund may invest in these instruments to the extent permitted by their investment objective and policies and by applicable law.  The Clarity Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.

Industry Concentration  Although the Clarity Fund has adopted a fundamental investment restriction which does not allow it to concentrate its investments in any one industry, the Clarity Fund reserves the right to invest up to 25% of the value of its total assets in the securities of any one industry.  This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.

Convertible Securities  In addition to common stocks, the Clarity Fund may invest in other securities having equity features because they are convertible into, or represent the right to purchase, common stock.  Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price.  Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate levels.

Warrants and Rights  Warrants and rights are options to purchase common stock at a specified price for a specified period of time.  Their trading price will normally reflect the relationship between the option price and the current market price of the underlying common stock.  If not sold or exercised before their expiration date they become valueless.

Other Securities  Although the Clarity Fund primarily invests in common stocks and securities convertible into common stocks, the Clarity Fund may also invest in other securities, including preferred stock and debt securities, which Clarity Capital Management, Inc. determines may offer the opportunity for capital appreciation.  Such convertible or non-convertible securities may or may not be rated investment grade or may be unrated.  The Clarity Fund will not invest more than 15% of its assets in securities that are non-investment grade or unrated.  Generally investment grade securities are those with a rating of BBB or better by Standard & Poor’s or Baa2 or better by Moody’s.

Securities rated BBB/Baa2 are considered “investment grade” by the financial community, but are described by Standard & Poor’s and Moody’s as “medium grade obligations” which have “speculative characteristics.”  The market values of lower-rated and unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates.  Lower-rated and unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities and thus generally involve more credit risk.  Changes in economic conditions or other circumstances may cause issuers of lower-rated or unrated securities to have more difficulty making principal and interest payments than issuers of higher-rated securities.

The market value of debt securities is significantly affected by changes in interest rates.  Generally the longer the average maturity of the debt security in the Funds’ investment portfolio, the more the share price of the Clarity Fund will fluctuate in response to interest rate changes.

Changes in the value of lower-rated or unrated securities subsequent to their acquisition will not affect cash income, but will be reflected in the net asset value of shares of the Clarity Fund.  The market for lower-rated or unrated securities may be less liquid than the market for higher-rated securities.  In addition, the liquidity of these lower-rated or unrated securities may be affected by the market’s perception of their credit quality.  Therefore, the judgment of Clarity Capital Management, Inc. may at times play a greater role in valuing these securities than is the case with investment grade securities.  It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities at their fair market value to meet redemption requests or to respond to changes in the market.  Although the ratings of established rating agencies may be considered in evaluating a particular security, Clarity Capital Management, Inc. will not rely exclusively on such ratings, but will supplement such ratings with its independent and ongoing review of credit quality.

Investment Company Shares  The Clarity Fund may purchase securities of other investment companies, including shares of the Government Money Market Fund, subject to the restrictions of the Investment Company Act of 1940.  Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Clarity Fund.  To the extent that the Clarity Fund is invested in shares of other investment companies, the Clarity Fund will incur additional expenses as a result of investing in investment company shares.

Investments in Exchange Traded Funds  The Clarity Fund may invest in exchange traded funds (“ETFs”).  ETFs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index.  ETFs also incur certain expenses not incurred by their applicable index.  Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.  As a holder of interests in an exchange-traded fund, the Clarity Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees.  At the same time, the Clarity Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Clarity Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such exchange-traded funds.

Borrowing  The Clarity Fund is authorized to borrow money in order to purchase securities.  Borrowing may be considered to be a form of leverage.  The Investment Company Act of 1940 requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) should decline as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  A Fund may be required to maintain minimum average balances in connection with its borrowing or pay a commitment or other fee to maintain a line of credit, and either of these requirements would serve to increase the cost of borrowing over the stated interest rate.

Foreign Securities  The Clarity Fund may purchase foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, or which are represented by American Depository Receipts and are listed on a domestic securities exchange or traded in the United States over-the-counter market.  The Clarity Fund may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment.  The Clarity Fund will not invest in forward foreign currency contracts, except to hedge against the currency risk related to foreign securities held in the portfolio.  While the Clarity Fund has no present intention to invest any significant portion of its assets in foreign securities, the Clarity Fund reserves the right to invest not more than 25% of the value of its total assets in the securities of foreign issuers and obligors.

Investors should recognize that investments in foreign companies involve certain considerations that are not typically associated with investing in domestic companies.  An investment may be affected by changes in currency rates and in exchange control regulations.  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign company than about a domestic company.  Some foreign stock markets may have substantially less trading activity than the United States securities markets, and securities of some foreign companies may be less liquid than securities of comparable domestic companies.  Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic stock markets and foreign governments may impose taxes on securities transactions or ownership.  There is generally less governmental regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States.  In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Restricted/Illiquid Securities  The Clarity Fund may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer’s securities and which, therefore, could not ordinarily be sold by the Clarity Fund except in another private placement or pursuant to an effective registration statement under the Securities Act of 1933 or an available exemption from such registration requirements.  The Clarity Fund may also invest in other illiquid securities, i.e. those that cannot be sold or disposed of in the ordinary course of business at approximately the value at which they are being carried on the Clarity Fund’s books.  Illiquid securities may include a wide variety of investments, including, without limitation (a) repurchase agreements maturing in more than seven days; (b) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (c) participation in loans; (d) municipal lease obligations; and (e) commercial paper issued pursuant to Section 4(2) of the 1933 Act.  If a substantial market develops for a restricted (or other illiquid investment) held by the Clarity Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Directors of the Funds (the “Directors”).  This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper.  While Clarity Capital Management, Inc. monitors the liquidity of restricted securities on a daily basis, the Directors oversee and retain ultimate responsibility for Clarity Capital Management, Inc.’s liquidity determinations.  Several factors considered in monitoring decisions about liquidity include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security’s issuer.  The Clarity Fund will not invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 15% of the value of the Clarity Fund’s net assets.  Restricted and illiquid securities will be valued in such manner as the Directors in good faith deems appropriate to reflect their fair value.  The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable.  The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

Covered Call Options  The Clarity Fund may write covered call options to generate premium income which Clarity Capital Management, Inc. considers to be an acceptable investment result.  Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the “strike price”) prior to a certain date.  “Covered” options are those in which the option seller (the “writer”) owns the underlying securities.  Writing covered call options may increase the income of the Clarity Fund since it receives a premium for writing the option.  If the Clarity Fund writes covered call options, the underlying securities will be subject to certain deposit procedures and unavailable for sale during the term of the option.  As a result, the Clarity Fund will forego any opportunity for appreciation in such securities during the term of the option.  The Clarity Fund may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by closing the covered call position, that is, purchasing an identical call in the open market.  There is no assurance, however, that such calls will always be available for purchase in the secondary market at a price that will produce the desired result.  The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing Funds facilities or decisions by exchanges to discontinue or limit operations trading.

Bank Obligations  The Clarity Fund may purchase bank obligations, including negotiable certificates of deposit and bankers’ acceptances, which evidence the banking institution’s obligation to repay funds deposited with it for a specified period of time at a stated interest rate.  The Clarity Fund will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank’s most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Funds.  Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other fixed income securities.

Repurchase Agreements  The Clarity Fund may invest in repurchase agreements on U.S. Government securities.  Repurchase agreements involve the purchase of U.S. Government securities and a simultaneous agreement with the seller to “repurchase” the securities at a specified price and time, thereby determining the yield during the purchaser’s holding period.  This results in a fixed rate of return insulated from market fluctuations during such period.  Repurchase agreements usually are for short periods, such as one week.  If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Clarity Fund but only constitute collateral for the seller’s obligation to pay the repurchase price and, in the event of a default by the seller, the Clarity Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral.  A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government securities. For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined.  The Clarity Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price.  In an effort to minimize such risks, the Clarity Fund will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.

Commercial Paper  The Clarity Fund may purchase commercial paper which consists of short-term unsecured promissory notes.  The Clarity Fund will purchase only commercial paper either (a) rated Prime 1 by Moody’s or A-1 by Standard & Poor’s or (b) if not rated, issued by or guaranteed by companies which have an outstanding debt issue rated AA or better by Standard & Poor’s or Aa or better by Moody’s.

When Issued or Forward Commitment Transactions  The Clarity Fund may engage in when issued or forward commitment transactions which involve the purchase or sale of a security by the Clarity Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Clarity Fund at the time of entering into the transaction. To the extent the Clarity Fund enters into such forward commitments, it will segregate or “earmark” cash or liquid assets with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.

Stock Index Futures Contracts  The Clarity Fund may buy and sell stock index futures contracts.  A stock index fluctuates generally with changes in the market values of the stocks included in the index.  A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.  No physical delivery of the underlying stocks in the index is made.

The Clarity Fund’s primary purpose in entering into such contracts is to protect it from fluctuations in the value of securities without actually buying or selling the underlying security.  For example, if the Clarity Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Clarity Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases.  If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Clarity Fund not participating in a market advance.  This technique is sometimes known as an anticipatory hedge.  To the extent the Clarity Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Clarity Fund’s obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregated value of the initial and variation margin payments made by the Clarity Fund with respect to the futures contracts.  However, because the Clarity Fund’s cash that may otherwise be invested would be held un-invested or invested in other liquid assets so long as the futures position remains open, the Clarity Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.  Conversely, if the Clarity Fund holds stocks and seeks to protect itself from an expected decrease in stock prices, the Clarity Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of securities by a  corresponding increase in the value of the futures contract position.  The Clarity Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.  Futures transactions involve brokerage costs and require the Clarity Fund to segregate liquid assets to cover its performance under such contracts.  The Clarity Fund’s overall performance could be adversely affected by entering into such contracts if the Adviser’s judgment with respect to the investment proves incorrect.

Short Sales, Put and Call Options  The Clarity Fund may engage in short sales and buy and sell put and call options.  Short sales involve the sale of a security that the Clarity Fund does not own (but instead has borrowed) in anticipation of a decline in the value of the security.  To the extent that the Clarity Fund engages in short sales, the Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.  In the event that the value of the security sold short increases in value rather than decreases, the Clarity Fund would suffer a loss when it purchases the security sold short.  Since there is, theoretically, no limit to how high the price of the stock might rise, the potential loss from the short sale is greater than the original proceeds of the short sale.  The Clarity Fund may also engage in short sales “against the box.”  A short sale “against the box” is a form of short sale in which the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.  The segregation of cash or other securities is not required for short sales “against the box.”  In the event that the Clarity Fund was to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, such Fund would forego the potential realization of the increased value of the shares held long.

Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time.  Investments in puts and calls involve certain risks including the risk that since puts and calls are options which have an expiration date, the Clarity Fund could lose the entire cost of those puts and calls which expire worthless.

Loans of Portfolio Securities  The Clarity Fund is permitted to engage in securities lending to the extent permitted by SEC policy.  Qualified institutions may borrow portfolio securities on a short-term basis.  By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.  The SEC currently permits loans of a mutual fund’s securities up to one-third of its assets, including any collateral received from the loan, provided that the loans are 100% collateralized by cash or cash equivalents on a marked to market basis.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Clarity Fund must terminate the loan and vote the securities.  Alternatively, the Clarity Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.  The principal risk in lending securities is the possibility that the invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the Clarity Fund.

Fundamental Investment Restrictions

The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Clarity Fund’s outstanding shares. “Majority” means the lesser of (a) 67% or more of the Clarity Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Clarity Fund’s outstanding shares.

The Clarity Fund may not:

1.               Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.

2.               Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.               Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.               Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5.               Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6.               Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.               Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

8.               As to 50% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies, bank money instruments or bank repurchase agreements.

PORTFOLIO TURNOVER

The portfolio turnover rate for the Clarity Fund is the ratio of the lesser of annual purchases or sales of securities for the Clarity Fund to the average monthly value of such securities, excluding all securities for which the maturity or expiration date at the time of the acquisition is one year or less.  A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of securities for a particular year were equal to the average monthly value of the securities owned during such year.  The Clarity Fund is not expected to have a portfolio turnover rate in excess of 100%.  The turnover rate will not be a limiting factor when Clarity Capital Management, Inc. deems portfolio changes appropriate.  The higher a portfolio’s turnover rate, the higher its expenditures for brokerage commissions and related transaction costs will be.

MANAGEMENT OF THE FUNDS

Board of Directors

The Board of Directors of the Company is responsible for managing the business and affairs of the Company, including overseeing the Company’s officers, who actively supervise the day to day operations of the Company. Each Director serves until a successor is elected and qualified or until resignation. Each officer is elected annually by the Directors.

There are currently four Directors, three of whom are not considered to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 (the "Independent Directors"). The Directors  exercise all of the rights and responsibilities required of them by law. The address of the Directors is the address of the Fund.

The following table sets forth certain information with respect to the officers and Directors of the Company.  There are no other investment companies advised by the Investment Adviser or related to the Company that would be considered to be part of a "Fund Complex." None of the directors are affiliated with or serve as directors of other investment companies or public companies whose securities are registered pursuant to section 12 of the Securities Exchange Act of 1934 or are subject to the requirements of section 15(d) of such act.  The addresses of the directors and officers are the Fund’s address, unless otherwise noted.

The following table sets forth certain information with respect to the Officers and Directors of The Clarity Funds:

Interested Directors*

Bradley R. Peyton (Age: 52)
Position(s) Held with Funds: President; Portfolio Manager; Director
Length of Service (Beginning Date): The Clarity Funds – July 2009
Principal Occupation(s) During Past 5 Years: President, Clarity Capital Management, Inc. and President, Clarity Asset Management, Inc.
Number of Portfolios Overseen in Fund Complex: 1
Other Directorships: N/A

*Mr. Peyton is a Director and Officer of Clarity Capital Management, Inc., investment adviser to The Clarity Funds, and as such is considered an “interested person” of The Clarity Funds, as that term is defined in the Investment Company Act of 1940 (an “Interested Director”).

{1092349.1}

Independent Directors

Allyn K. Kaduce (Age: 52  )

Position(s) Held with Funds: Director; Chairman, Board of Directors; and Audit Chair

Length of Service (Beginning Date): The Clarity Funds  - July 2009

Principal Occupation(s) During Past 5 Years: Partner, Haines, Kaduce, Schmid, Macklin, an accounting and tax consulting firm, 1977-Present

Number of Portfolios Overseen in Fund Complex: 1

Other Directorships: N/A

Douglas Pals (Age: 41)

Position(s) Held with Funds: Director

Length of Service (Beginning Date): The Clarity - July 2009

Principal Occupation(s) During Past 5 Years: Owner, Re:Sourceful Communications, a marketing, product development, business cultural development consulting firm

Number of Portfolios Overseen in Fund Complex: 1

Other Directorships: N/A

J. Scott Raecker  (Age: 46)

Position(s) Held with Funds: Director

Length of Service (Beginning Date): The Clarity Funds - July 2009

Principal Occupation(s) During Past 5 Years: Executive Director, Institute for Character Development

Number of Portfolios Overseen in Fund Complex: 1

Other Directorships: N/A

Officers

Sayer P. Martin (Age: 28)

Position(s) Held with Funds: Vice President and Chief Financial Officer

Length of Service (Beginning Date): The Clarity Funds - July 2009

Principal Occupation(s) During Past 5 Years: Vice President and Portfolio Manager, Clarity Capital Management, Inc. and Clarity Asset Management, Inc. CLS Investments, Analyst/Portfolio Administrator; Orion Advisor Services. LLC, Account Manager

 Mary D. Pitcher (Age: 47)

Position(s) Held with Funds: Chief

   Compliance Officer

Length of Service (Beginning Date): The Clarity Funds - July 2009

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, Clarity Capital Management, Inc.; Clarity Asset Management, Inc. and President Compliance Resources, Inc., a compliance consultant.  Bankers Trust Company, N.A., Trust Compliance Officer

COMPENSATION

Since the Fund had not commenced operations as of the date of this SAI, the Directors have not yet received compensation for their services. Compensation of the “interested” Directors and the Officers of the Company is paid by the Investment Adviser.

OWNERSHIP OF FUND SHARES BY DIRECTORS

As the Fund has not yet commenced operation, the Directors, other than Bradley R. Peyton owned no shares of the Fund. Bradley R. Peyton will beneficially own all of the outstanding shares of the Fund when the Fund is declared effective as a result of the subscription for shares to provide the initial capital of the Fund as required by the 40 Act by Clarity Fund, LLC, a private investment fund controlled and substantially owned by Bradley R. Peyton and members of his family.

OTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

BOARD COMMITTEES.  The Board has established an Audit Committee which is composed of ____________________ and ________________ who are each the Independent Directors.  The Audit Committee will reviews the audit plan and results of audits and generally monitors the performance of the Company’s independent certified public accountants. The Audit Committee also serves as a Valuation Committee, overseeing the Company’s procedures on valuation of portfolio Securities, if necessary.

Proxy Voting Policy

The Clarity Funds have delegated proxy voting decisions on securities held in the Funds’ portfolios to the Investment Adviser.  The Investment Adviser has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) which provide that proxies on securities will be voted for the exclusive benefit, and in the best economic interest of, the Funds’ shareholders, as determined by the investment adviser in good faith, subject to any restrictions or directions of the Funds.  Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Investment Advisers Act of 1940, as well as the investment adviser’s fiduciary duties under the federal and state law to act in the best interest of its clients.  The Board of Directors of the Funds has approved the Proxy Voting Policies.

On certain routine proposals (such as those which do not change the structures, bylaws or operations of a company), the Investment Adviser will generally vote in the manner recommended by management.  Non-routine proposals (such as those affecting corporate governance, compensation and other corporate events) and shareholder proposals will generally be reviewed on a case-by-case basis.  An investment analyst/portfolio manager will review each such proposal and decide how the proxy will be voted.

In certain circumstances where, for example, restrictions on ownership of a particular security beyond Investment Adviser’s control make it impossible for Investment Adviser to acquire as large a position in that security as Investment Adviser  determines is in the best interests of its clients, Investment Adviser may, from time to time, enter into a Voting Agreement with an issuer of securities held in the account of a client which provides that the issuer will vote certain of the issuer’s proxies.  Investment Adviser will enter into such Agreements only when it determines that it is in the best interests of the client to do so.  Any such Agreement will provide that any shares subject to the Agreement be voted by the issuer in a manner that mirrors the votes cast on such matter by all other shareholders.

If the Investment Adviser determines that voting a particular proxy would create a material conflict of interest between its interest or the interests of any of its affiliated parties and the interests of Clarity Funds, the Investment Adviser will either (i) disclose such conflict of interest to the Board of Directors and obtain the consent of the Board of Directors before voting the proxy; (ii) vote such proxy based upon the recommendations of an independent third party such as a proxy voting service; or (iii) delegate the responsibility for voting the particular proxy to the Board of Directors.

Information on how Clarity Funds has voted proxies relating to portfolio securities will be available: (1) on the Funds’ website at http://www.clarityfunds.com, and (2) on the SEC’s website at http://www.sec.gov.

Portfolio Management

Portfolio Managers

Bradley R. Peyton and Sayer P. Martin serve as Co-Portfolio Managers for the Clarity Fund.  The following table lists the number and types of other accounts managed by each individual and assets under management in those accounts as of September 30, 2009.

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed * ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed * ($ millions)
Bradley R. Peyton	None	N/A	Two	$8	212	$90	$98
Sayer P. Martin	None	N/A	Two	$8	212	$90	$98

* If an account has a co-portfolio manager, the total number of accounts and assets, have been allocated to each respective manager.  Therefore, some accounts and assets have been counted twice.

Portfolio Manager Conflicts of Interest

As indicated in the table above, portfolio managers at the Investment Adviser may manage accounts for multiple clients.  While the portfolio managers do not manage other registered investment companies, certain portfolio managers do manage other types of pooled accounts (such as private investment funds), and a small number of separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers at the Investment Adviser make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  Although the Investment Adviser does not track the time a portfolio manager spends on a single portfolio, it does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible.  The Investment Adviser seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines.  Most accounts within a particular investment discipline are managed using the same investment model.  Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, the Investment Adviser may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account.  Accordingly, the performance of each account managed by a portfolio manager will vary.

To the extent that trade orders are aggregated, conflicts may arise when aggregating and/or allocating aggregated trades.  The Investment Adviser may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary.  When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.

The Investment Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  The Investment Adviser monitors a variety of areas, including compliance with account investment guidelines, the allocation of initial public offerings, and compliance with The Investment Adviser’s Code of Ethics.

Portfolio Manager Compensation

Portfolio manager compensation is comprised of salary and bonus.  Compensation is not linked to any specific factors, such as a Fund’s performance, asset level or cash flows, but is based upon evaluation of an individual’s overall contribution to the research and portfolio management processes.  Although amounts available for portfolio manager bonuses may be affected by firm profits, bonuses are generally based upon a subjective evaluation of the individual’s overall contribution to the success of the Investment Adviser.

Portfolio Manager Fund Ownership

As of the date of this Statement of Additional Information,  Bradley R. Peyton and Sayer P. Martin own or beneficially own _____ number of shares of the Fund, respectively.

Disclosure of Fund Portfolio Holdings

The Board of Directors has adopted policies and procedures concerning the public and nonpublic disclosure of the Clarity Funds’ portfolio securities.  In order to protect the confidentiality of the Funds’ portfolio holdings, information regarding those holdings may not, as a general matter, be disclosed except: (1) to service providers that require such information in the course of performing their duties (such as the Funds’ investment adviser, administrator, custodian, independent public accountants, legal counsel, officers, the Board of Directors, and each of their respective affiliates) and that are subject to a duty of confidentiality, and (2) pursuant to certain enumerated exceptions.  These exceptions include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed, and (2) to third-party vendors, and other financial intermediaries, pursuant to a confidentiality agreement.  A complete list of the Funds’ portfolio holdings is publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q.  The Fund also makes available certain additional information regarding its portfolio holdings on its website, www.clarityfunds.com.

Whenever portfolio holdings disclosure made pursuant to the Funds’ procedures involves a conflict of interest between the Funds’ shareholders and the Funds’ Adviser or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Funds’ Independent Directors or a majority of a board committee consisting solely of Independent Directors approves such disclosure.  Neither the Fund nor the Adviser may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

Any exceptions to the policies and procedures may only be made with the consent of the Funds’ Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board at the Board’s next regularly scheduled meeting.  Any amendments to the Funds’ policies and procedures must be approved and adopted by the Funds’ Board of Directors.

PRINCIPAL HOLDERS OF SECURITIES

As of the date of this Statement of Additional Information, none of the Officers and Directors of the Funds collectively owned 5% or more of the Fund, other than Bradley R. Peyton and Sayer P. Martin.

 INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Distributor

Clarity Capital Management, Inc., an Iowa corporation, shares are primarily owned by Bradley R. Peyton and is the investment adviser for the Clarity Fund.  The Clarity Fund pays the Investment Adviser, on a monthly basis, an annual advisory fee equal to 1.00% of the Clarity Fund’s average daily net assets.

The Investment Adviser is responsible for selecting the securities for the Clarity Fund.  In addition, the Investment Adviser also provides certain management and other personnel to the Clarity Funds.  The Investment Adviser also pays any sales or promotional costs incurred in connection with the sale of the Funds’ shares.

The Funds pays all expenses of operations not specifically assumed by the Investment Adviser.  Such costs include, without limitation: costs and expenses related to custodial, administrative, transfer agent services; fees of legal counsel and independent public accountants; compensation of Directors (other than those that are also Officers of Investment Adviser); expenses of printing and distributing to shareholders notices, proxy solicitation material, prospectuses and reports; brokerage commissions; taxes; interest; payment of premiums for certain insurance carried by the Funds; and expenses of complying with federal, state and other laws.  Such expenses will be charged to the Fund for which such items were incurred, but if such items are not directly related to a Fund, they will be allocated among the Funds based upon the relative net assets of the Fund.

The investment advisory agreements provide that neither the Investment Adviser nor any of its Officers or Directors, agents or employees will have any liability to the Funds or its shareholders for any error of judgment, mistake of law or any loss arising out of any investments, or for any other act or omission in the performance of its duties as investment adviser under the agreements, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by the investment adviser of its obligations under the agreements.  The federal and state securities laws and other laws may impose liability under certain circumstances on persons who act in good faith.  Nothing in the investment advisory agreements waives or limits any rights under such laws.  Clarity Capital Management, Inc.’s affiliate, Clarity Asset Management, Inc, has licensed the right to use the name “Clarity” to the Funds, so long as Clarity Capital Management, Inc. is the Funds’ Investment Adviser.

The Clarity Fund pays all expenses directly attributable to it.

Administrator and Transfer Agent

Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147,  provides various services to the Fund, including without limitation certain required record keeping,  filing, pricing and daily NAV calculation, accounting and transfer services to the Fund under an Accounting Services Agreement and Transfer Agent Agreement.

Custodian

The Fund's custodian is The Huntington National Bank, 7 Easton Oval EA4E62, Columbia, OH 43219.  The custodian has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties as directed by officers of the Fund.

Independent Registered Public Accounting Firm

The Funds’ independent registered public accounting firm is Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake Ohio, 44145-1524.

Legal Counsel

The Funds’ legal counsel is Cline Williams Wright Johnson & Oldfather LLP, Suite 1900, US Bank Building, 233 S. 13th, Lincoln, Nebraska 68508.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Investment Adviser is responsible for recommendations on buying and selling securities for the Fund and for determinations as to which broker is to be used in each specific transaction. The investment adviser attempts to obtain from brokers the most favorable price and execution available. In over-the-counter transactions, orders are generally placed with a principal market maker unless the Investment Adviser determines that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and determining the most favorable price and execution all factors relevant to the best interest of the Fund are considered, including, for example, price, the size of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Subject to these considerations, Investment Adviser may place orders for the purchase or sale of the Fund's securities with brokers or dealers who have provided research, statistical or other financial information.

Because of such factors, most of which are subject to the best judgment of the Investment Adviser may pay a broker providing brokerage and research services to the Fund a commission or commission equivalent for a securities transaction that is higher than the commission or commission equivalent another broker would have charged, provided that Investment Adviser has determined in good faith that the amount of such commission or commission equivalent is reasonable in relation to the value of the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the broker's ability to execute difficult transactions in the future. Research services furnished by brokers through whom the Investment Adviser effects securities transactions are used by it in servicing all of its accounts and are not used exclusively with respect to transactions for the Fund.

Brokerage and research services may include, among other things, information on the economy, industries, individual companies, statistical information, accounting and tax law interpretations, legal developments affecting portfolio securities, technical market action, credit analysis, risk measurement analysis and performance analysis. Such research services are received primarily in the form of written reports, telephone contacts and occasional meetings with securities analysts. Such research services may also be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokesmen. In some cases, research services are generated by third parties, but are provided to Investment Adviser by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs of non-research services.

In the case where Investment Adviser may receive both brokerage and research and other benefits from the services provided by brokers, Investment Adviser makes a good faith allocation between the brokerage and research services and other benefits and pays for such other benefits in cash.

Investment Adviser may aggregate orders for the purchase or sale of the same security for the Fund, other mutual funds managed by Investment Adviser and other advisory clients. Investment Adviser will only aggregate trades in this manner if all transaction costs are shared equally by the participants on a pro-rata basis. Such aggregate trading allows Investment Adviser to execute trades in a more timely and equitable manner and to reduce overall commission charges to clients.

ORGANIZATION AND CAPITAL STRUCTURE

GENERAL

The Company is authorized to issue a total of 1,000,000,000 Shares of common stock in series with a par value of $.000001 per share. Fifty million (50,000,000) of these Shares have been authorized by the Board of Directors to be issued in one series designated Clarity Fund Shares. The Board of Directors may re-allocate additional Shares in series, or may divide the Shares of any existing or new series into two or more subseries or classes, all without Shareholder approval. All Shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All Shares have equal voting rights. They can be issued as full or fractional Shares. A fractional Share has the same kind of rights and privileges as a full Share on a pro-rata basis. The Shares possess no preemptive or conversion rights.  Each Share of a Fund has one vote (with proportionate voting for fractional Shares) irrespective of the relative net asset value of the Shares. On some issues, such as the election of Directors, all Shares of a Fund vote together as one series. Cumulative voting is authorized. This means that in a vote for the election of Directors, Shareholders may multiply the number of Shares they own by the number of directorships being filled and then allocate such votes to one or more Directors. On issues affecting only a particular Fund, the Shares of the affected Fund vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund.

The Articles of Incorporation of the Company permit the Company, by resolution of its Board of Directors, to create new series of common Shares relating to new investment portfolios or to subdivide existing series of Shares into subseries or classes. Classes can be utilized to create differing expense and fee structures for investors in the same Fund. Differences can exist, for example, in the sales load, plan fees or service plan fees applicable to different classes of Shares offered by a particular fund. Such arrangements can enable the Company to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments. The Board of Directors could create additional classes in the future without Shareholder approval. However, any such creation of classes would require compliance with regulations the SEC has adopted under the 1940 Act.

SHAREHOLDER MEETEINGS

It is possible that the Company will not hold annual or periodically-scheduled regular meetings of Shareholders. Annual meetings of Shareholders will not be held unless called by the Shareholders pursuant to the Nebraska Business Corporation Act or unless required by the 1940 Act and the rules and regulations promulgated thereunder. Special meetings of the Shareholders may be held, however, at any time and for any purpose, if called by (i) the Chairman of the Board, the President and two or more Directors, or (ii) by one or more Shareholders holding ten percent or more of the Shares entitled to vote on matters presented to the meeting, if such Shareholders comply with the requirements of the Nebraska Business Corporation Act. Additionally, the local district court may summarily order that a special meeting be held if it is properly demanded and either (y) insufficient notice was given or (z) it was not held. In addition, the 1940 Act requires a Shareholder vote for all amendments to fundamental investment policies, investment advisory contracts and amendments thereto.  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Directors may be effectively acted upon by Shareholders of the Company voting without regard to series.

OWNERSHIP OF SHARES

As of  the date hereof  Clarity Fund, LLC had subscribed for an undetermined number of shares that will at least be sufficient to properly capitalize the Company as required by the 40 Act. No shares had been issued as of that date.

Control Persons and Principal Holders of Securities

It is expected that Clarity Fund, LLC, a private investment fund controlled by Bradley R. Peyton will be the only control person of the Fund on the date of the effectiveness.

PURCHASING SHARES

See “Purchasing Shares” in the Prospectus for basic information on how to purchase shares of the Clarity Fund.

To purchase shares, you should complete a Purchase Application and transfer funds for the purchase either by sending a check or a wire transfer to the Clarity Fund.  The Funds does not accept cash, money orders, travelers’ checks, third-party checks, credit card convenience checks, instant loan checks, post-dated checks, checks drawn on banks outside the U.S. or other checks deemed to be high-risk checks.  The price paid for the shares purchased will be the next determined net asset value after the Funds receives the application and payment for the shares.  All purchase orders are subject to acceptance by authorized officers of the Funds and are not binding until so accepted.  The net asset value of a Fund’s shares is determined once each day generally at the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central time) on days on which the New York Stock Exchange is open for business.  If the completed order is received in good order before such time, the order will be effective on that day.  If the completed order is received in good order after such time the order will be effective on the following business day.

Shares of the Funds may also be purchased through certain broker-dealers or other financial intermediaries that have entered into selling agreements or related arrangements with Clarity Capital Management, Inc. or its affiliates.  If you invest through such entities, you must follow their procedures for buying and selling shares.  Please note that such financial intermediaries may charge you fees in connection with the purchases of Fund shares and may require a minimum investment amount different from that required by the Funds.  Such broker-dealers or financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Funds.  If the broker-dealer or financial intermediary submits trades to the Funds, the Funds will use the time of day when such entity or its designee receives the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after acceptance.  The broker-dealer or financial intermediary generally has the responsibility of sending prospectuses, shareholder reports, statements and tax forms to their clients.

Clarity Capital Management, Inc. may, from time to time, make payments to broker-dealers or other financial intermediaries for certain services to the Funds and/or its shareholders, including sub-administration, sub-transfer agency and shareholder servicing.

You should purchase shares of the Funds only if you intend to be a patient long-term investor.  The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. Frequent trading into and out of a Fund can have adverse consequences for that Fund and for long-term shareholders in the Fund. The Clarity Fund believes that frequent or excessive short-term trading activity by shareholders of a Fund may be detrimental to long-term investors because those activities may, among other things: (a) dilute the value of shares held by long-term shareholders; (b) cause the Funds to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses; and (d) incur additional tax liability. The Funds therefore discourage frequent purchase and redemptions by shareholders and do not make any effort to accommodate this practice. To protect against frequent or excessive short-term trading, the Board of Trustees of The Clarity Fund has adopted policies and procedures that are intended to permit the Fund to curtail such activity by shareholders.  The Clarity Fund reserves the right, however, to impose certain limitations at any time with respect to trading in shares of the Fund, including suspending or terminating trading privileges in Fund shares, for any investor whom it believes has a history of abusive trading or whose trading, in the judgment of The Clarity Fund, has been or may be disruptive to the Fund. It may not be feasible for the Fund to prevent or detect every potential instance of abusive or excessive short-term trading.  A redemption fee equal to 2% of the amount redeemed will be assessed on redemption proceeds from shares held for 90 days or less.  Redeemed shares held 91 days or longer will not be subject to a redemption fee.  The Clarity Fund has implemented this fee to discourage short-term trading of Fund shares.

Important Information about Procedures for Opening an Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Funds, to obtain, verify and record information that identifies each customer (as defined in the Department of Treasury’s Customer Identification Program for Mutual Funds) who opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you:  the Funds must obtain the following information for each customer prior to opening an account:

•                  Name;

•                  Date of birth (for individuals);

•                  Physical residential address (not post office boxes); and

•                  Taxpayer Identification Number such as Social Security Number or other identifying number.

Following receipt of your information, the Funds will follow its Customer Identification Program to attempt to verify your identity.  You may be asked to provide certain other documentation (such as a driver’s license or a passport) in order to verify your identity.  Additional information may be required to open accounts for corporations and other non-natural persons.  The Funds will also follow its Customer Identification Program to obtain, verify and record the identity of persons authorized to act on accounts for such non-natural persons.  Any documents requested in connection with the opening of an account will be utilized solely to establish the identity of customers in accordance with the requirements of law.  Federal law prohibits the Funds and other financial institutions from opening accounts unless the minimum identifying information is received.  The Funds are also required to verify the identity of the new customer under the Funds’ Customer Identification Program and may be required to reject a new account application, close your account or take other steps as they deem reasonable if the Funds are unable to verify your identity.  If an account is closed, the shares in that account will be redeemed at the net asset value determined on the redemption date.

PRICING OF SHARES

The net asset value per share of the Clarity Fund is determined once each day generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m., Central Time) on days on which the New York Stock Exchange is open for business.  Currently the New York Stock Exchange and the Funds are closed for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share for the Clarity Fund is determined by calculating the market value of the Clarity Fund’s assets, deducting total liabilities and dividing the result by the number of shares outstanding.  In calculating the net asset value of the Fund’s shares:

1.               Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”).  Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price.  In such cases, the NOCP will be normalized to the nearer of the bid or ask price;

2.               Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices;

3.               Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices;

4.               The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities that are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors;

5.               The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices; and

6.               The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Funds’ Board of Directors.  Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

Certain securities the Funds may own may be valued at fair value as determined in good faith by the Directors or by Clarity Capital Management, Inc., as Adviser, in accordance with policies and procedures approved by the Directors.  Such valuations and procedures are reviewed periodically by the Directors.  The fair value of such securities is generally determined as the amount that the Clarity Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with the disposition). In addition, such specific factors are also generally considered such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer.  These valuation procedures permit the Board to establish values for such securities based upon a good faith estimation of the fair market value of the subject security.  As a result of relying on these valuation procedures, the Funds may, therefore, utilize a valuation for a given security that is different from the value actually realized upon the eventual sale of the security.

REDEMPTION OF SHARES

Redemption of the Clarity Fund’s shares may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds to fairly determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that the applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions described in (b) or (c) exist.

The Company has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, which obligates the Funds to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of a Fund.  If Investment Adviser determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing a Fund’s net asset value per share (a “redemption-in-kind”).  Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of a Fund’s shares.  This discussion does not purport to be complete or to deal with all the aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances.  This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Status of the Funds

The Clarity Funds intends to qualify each of the Funds as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that the Funds will not have to pay federal income tax on capital gains and net investment income distributed to shareholders.  To qualify as a regulated investment company, a fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts.  The Code also requires a regulated investment company to diversify its holdings.  This means that with respect to 50% of a fund’s assets, on the last day of each fiscal quarter, no more than 5% of a fund’s total assets can be invested in the securities of any one issuer and the fund cannot own more than 10% of the outstanding voting securities of such issuer.  Additionally, a fund may not invest more than 25% of its total assets in the securities of any one issuer.  This diversification test is in contrast to the diversification test under the Investment Company Act of 1940 which, with respect to 75% of a fund’s assets, restricts a fund from investing more than 5% of its total assets in the securities of any one issuer or owning more than 10% of the voting securities of such issuer.  The Clarity Fund is non-diversified under the Investment Company Act of 1940, but diversified under the Code.  The Internal Revenue Service has not made its position clear regarding the treatment of certain futures contracts and options for purposes of the diversification test, and the extent to which a fund could buy or sell futures contracts and options may be limited by this requirement.

The Code requires that all regulated investment companies pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end.  The required distributions are based only on the taxable income of a regulated investment company.

Distributions in General

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares.  Dividends paid by the Funds to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from a U.S. Funds, may, subject to limitation, be eligible for the dividends received deduction.

However, the alternative minimum tax applied to corporations may reduce the value of the dividends received deduction.  The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.  Net capital gains from assets held for one year or less will be taxed as ordinary income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions and shareholders reinvesting distributions in newly issued shares will receive a statement as to the net asset value of the shares purchased.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by the Funds, such distribution generally will be taxable even though it represents a return of invested capital.  Investors should be careful to consider the tax implications of buying shares of the Funds just prior to a distribution.  The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Funds in October, November or December of that year with a record date in such a month and paid by the Funds during January of the following year.  Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income.  The rate reductions do not apply to corporate taxpayers.  The Funds will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Funds that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a 61-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate.  Distributions resulting from income from the Funds’ investments in bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate.  Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.  Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements.  Passive foreign investment companies are not treated as “qualified foreign corporations.”  Foreign tax credits associated with dividends from “qualified foreign corporations” will be limited to reflect the reduced U.S. tax on those dividends.  The reduced rates on long-term capital gains and qualifying dividends, is scheduled to expire after 2010.  The long-term capital gains rate is 0% for taxpayers in the 10 or 15 percent tax bracket.

Dispositions

Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares.  A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and the rate of tax will depend upon the shareholder’s holding period for the shares.  If the shareholder has held the shares as a capital asset for more than one year, the maximum federal income tax rate is currently 15%.  Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of.  In such a case the basis of the shares acquired will need to be adjusted by the shareholder to reflect the disallowed loss.  If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.  Certain other limitations apply that restrict the ability to deduct capital losses.

Backup Withholding

The Funds generally will be required to withhold federal income tax at the applicable rate (“backup withholding”) from dividends paid, capital gain distributions, and/or redemption proceeds to shareholders if (1) the shareholder fails to furnish the Funds with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.  Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Other Taxation

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation.

Fund Investments

Market Discount.  If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.”  If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it.  In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income.  In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of the market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period.  Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.  Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Original Issue Discount.  Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount.  Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity.  Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.  Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any.  This additional discount represents market discount for federal income tax purposes (see above).

Options, Futures and Forward Contracts.  Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a Fund may invest may be “section 1256 contracts.”  Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses.  Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by a Fund may result in “straddles” for federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.  In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently.  Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The consequences of such transactions to a Fund are not entirely clear.  The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.  Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to what would have occurred if the Fund had not engaged in such transactions.

Constructive Sales.  Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position.  In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale would depend upon the Fund’s holding period in the property.  Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.  Constructive sale treatment generally does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

CALCULATION OF PERFORMANCE DATA

The Clarity Fund may include its total return in advertisements or reports to shareholders or prospective investors.  Total return is the percentage change in the net asset value of a Fund share over a given period of time, with dividends and distributions treated as reinvested.  Performance of the Clarity Fund may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return.  Cumulative total return is the actual total return of an investment in the Clarity Fund over a specific period of time and does not reflect how much of the value of the investment may have fluctuated during the period of time indicated.  Average annual total return is the annual compound total return of the Clarity Fund over a specific period of time that would have produced the cumulative total return over the same period if the Fund’s performance had remained constant throughout the period.

A Fund’s average annual total return is computed in accordance with a standardized method prescribed by the SEC. The average annual total return for a specific period is found by first taking a hypothetical investment of $1,000 in a Fund’s shares on the first day of the period and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is raised to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. The calculation assumes that all income and capital gains distributions paid by a Fund have been reinvested at net asset value on the reinvestment dates.

Quotations of a Fund’s average annual total returns after taxes on distributions and after taxes on distributions and redemption are also computed in accordance with standardized methods prescribed by SEC rules. A Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions of a hypothetical $1,000 initial payment by the initial investment and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

A Fund computes its average annual total return after taxes on distributions and redemption by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions and redemptions of a hypothetical $1,000 initial payment by the initial investment and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

The Clarity Fund may compare its performance to that of certain widely managed stock indices including the Dow Jones Industrial Average, the Standard & Poor’s 500 Stock Index, the Russell 2000 Index and the NASDAQ and Value Line Composites.  The Clarity Fund may also use comparative performance information compiled by entities that monitor the performance of mutual funds generally such as Lipper Analytical Services, Inc., Morningstar, Inc. and The Value Line Mutual Fund Survey.

 HISTORICAL PERFORMANCE

The Fund has not yet commenced operations, however, performance of the Clarity Fund, Inc. is measured from February 4, 2008, the inception of Clarity Fund, LLC.  The Clarity Fund, LLC’s investment objectives, policies and restrictions are materially equivalent to those of Clarity Fund, Inc. and Clarity Fund LLC was managed at all times with full investment authority by Clarity Capital Management, Inc. Performance numbers are presented after deducting all fees and expenses of the Clarity Fund, LLC. During this period, the Clarity Fund, LLC was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 or the Internal Revenue Code, which if applicable, might have adversely affected the performance of the Clarity Fund, LLC. In considering the information set forth below you should remember that past performance is not necessarily an indication of how the Clarity Fund, Inc. will perform in the future.

FINANCIAL STATEMENTS

Financial statements are not available for the Fund because it had not commenced operations as of the date of this SAI.

APPENDIX A

INTEREST RATE FUTURES CONTRACTS, BOND INDEX FUTURES
AND RELATED OPTIONS

Financial Futures and Options Transactions  The Clarity Fund may purchase and sell interest rate futures contracts, bond index futures and options thereon.  The Commodity Futures Trading Commission (“CFTC”) eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the registered investment company claims an exclusion from regulation as a commodity pool operator. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, each Fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. Each Fund however, continues to have policies with respect to futures and options thereon as set forth below.

In entering into a financial futures contract, a Fund will be required to deposit with the broker through which it undertakes the transaction an amount of cash or cash equivalents equal to approximately 5% of the contract amount. This amount, which is known as “initial margin,” is subject to change by the exchange or board of trade either of whom may charge a higher amount. Initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In accordance with a process known as “marking-to-market,” subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund’s existing position in the contract.

A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place. Unlike the direct investment in a futures contract, an option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the financial futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option in the futures contract. The potential loss related to the purchase of an option on financial futures contracts is limited to the premium paid for the option (plus transaction costs). The value of the option may change daily and that change would be reflected in the net asset value of each Fund.

Futures - In General  Although most futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.  Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery month.  If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain.  Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss.  Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale.  If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received.  Instead, an amount of cash or securities acceptable to Clarity Capital Management, Inc. and the relevant contract market, which varies but is generally about 5% of the contract amount, must be deposited with the broker.  This amount is known as “initial margin,” and represents a “good faith” deposit assuring the performance of both the purchaser and the seller under the futures contract.  Subsequent payments to and from the broker, known as “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract.  A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain.  In addition, a commission is paid on each completed purchase and sale transaction.

Interest Rate Futures Contracts  An interest rate futures contract creates an obligation on the part of the seller (the “short”) to deliver, and an offsetting obligation on the part of the purchaser (the “long”) to accept delivery of, the type of financial instrument called for in the contract in a specified delivery month for a stated price.  A majority of transactions in interest rate futures contracts, however, do not result in the actual delivery of the underlying instrument, but are settled through liquidation, i.e., by entering into an offsetting transaction.  The interest rate futures contracts to be traded by the Clarity Fund are traded only on commodity exchanges—known as “contract markets”—approved for such trading by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.  These contract markets, through their clearing corporations, guarantee that the contracts will be performed.  Presently, futures contracts are based on such debt securities as long-term U. S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury bills and bank certificates of deposit.

The purpose of the acquisition or sale of an interest rate futures contract by the Clarity Fund as the holder of fixed income securities, is to hedge against fluctuations in rates on such securities without actually buying or selling fixed income securities.  For example, if interest rates are expected to increase, the Clarity Fund might sell interest rate futures contracts.  Such a sale would have much the same effect as selling some of the fixed income securities held by the Clarity Fund.  If interest rates increase as anticipated by Clarity Capital Management, Inc., the value of certain fixed income securities in the Clarity Fund would decline, but the value of the Clarity Fund’s interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Clarity Fund from declining as much as it otherwise would have.  Of course, since the value of the securities held by the Clarity Fund will far exceed the value of the interest rate futures contracts sold by the Clarity Fund, an increase in the value of the futures contracts could only mitigate—but not totally offset the decline in the value of the Clarity Fund.

Similarly, when it is expected that interest rates may decline, interest rate futures contracts could be purchased to hedge against the Clarity Fund’s anticipated purchases of fixed income securities, at higher prices.  Since the rate of fluctuation in the value of interest rate futures contracts should be similar to that of the fixed income securities, the Clarity Fund could take advantage of the anticipated rise in the value of bonds without actually buying them until the market had stabilized.  At that time, the interest rate futures contracts could be liquidated and the Clarity Fund’s cash could then be used to buy bonds on the cash market.  The Clarity Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase or by buying bonds with longer maturities and selling bonds with shorter maturities when interest rates are expected to decline.  However, in circumstances when the market for bonds may not be as liquid as that for futures contracts, the ability to invest in such contracts could enable the Clarity Fund to react more quickly to anticipated changes in market conditions or interest rates.

Options on Interest Rate Futures Contracts  An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place.  An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option.  Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase securities.  A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option.  A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s future margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date.  The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs).  Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Clarity Fund, as the case may be.

The Clarity Fund may purchase put and call options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions.  The Clarity Fund may purchase put options on interest rate futures contracts securities if Clarity Capital Management, Inc. anticipates a rise in interest rates.  The purchase of put options on interest rate futures contracts is analogous to the purchase of put options on debt securities so as to hedge a portfolio of debt securities against the risk of rising interest rates.  Because of the inverse relationship between the trends in interest rates and values of debt securities, a rise in interest rates would result in a decline in the value of debt securities held in the Clarity Fund.  Because the value of an interest rate futures contract moves inversely in relation to changes in interest rates, as is the case with debt securities, a put option on such a contract becomes more valuable as interest rates rise.  By purchasing put options on interest rate futures contracts at a time when Clarity Capital Management, Inc. expects interest rates to rise, the Clarity Fund will seek to realize a profit to offset the loss in value of its portfolio securities, without the need to sell such securities.

The Clarity Fund may purchase call options on interest rate futures contracts if Clarity Capital Management, Inc. anticipates a decline in interest rates.  The purchase of a call option on an interest rate futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk.  It is analogous to the purchase of a call option on an individual debt security, which can be used as a substitute for a position in the debt security itself.  Depending upon the pricing of the option compared to either the futures contract upon which it is based or to the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt.  The Clarity Fund may purchase a call option on an interest rate futures contract to hedge against a market advance when the Clarity Fund is holding cash.  The Clarity Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market has stabilized.  At that time, the options can be liquidated and the Clarity Fund’s cash can be used to buy long-term securities.

The Clarity Fund could also write options on an interest rate futures contract.  The writer of an option on an interest rate futures contract assumes the opposite position from the purchaser of the option.  The writer of a call option, for example, receives the premium paid by the purchaser of the call, and in return assumes the responsibility to enter into a seller’s position in the underlying futures contract at any time the call is exercised.  Because the writer of an option assumes the obligation to purchase or sell the underlying futures contract at a fixed price at any time, regardless of market fluctuations, writing options involves more risk than purchasing options.  To alleviate this risk in part, the Clarity Fund would cover any option it wrote, either by owning a position whose price changes would offset the Clarity Fund’s obligation under the option (for example, by purchasing the underlying futures contract if the Clarity Fund had written a call option) or by segregating assets sufficient to cover its obligations under options it had written. In addition, the Clarity Fund would be required to make futures margin payments with respect to options written on futures contracts.  An option on an interest rate futures contract written by the Clarity Fund could be terminated by exercise, or the Clarity Fund could seek to close out the option on a futures exchange by purchasing an identical option at the current market price.  Writing an option would provide the Clarity Fund with income in the form of the option premium.  In addition, writing a call option would provide a partial hedge against declines in the value of securities the Clarity Fund owned (but would also limit potential capital appreciation in the securities), and writing a put option would provide a partial hedge against an increase in the value of securities the Clarity Fund intended to purchase (but also would expose the Clarity Fund to the risk of a market decline).

The Clarity Fund will sell put and call options on interest rate futures contracts only as a substitute for the purchase of a futures contract for the purpose of hedging and as part of closing sale transactions to terminate its options positions.  There is no guarantee that such closing transactions can be effected.

There are several risks relating to options on interest rate futures contracts.  The holder of an option on a futures contract may terminate the position by selling or purchasing an offsetting option of the same series.  There is no guarantee that such closing transactions can be effected.  The ability to establish and close out positions on such options will be subject to the existence of a liquid secondary market.  In addition, the purchase of put or call options by the Clarity Fund will be based upon predictions as to anticipated interest rate trends by Clarity Capital Management, Inc., which could prove to be inaccurate.  Even if the expectations of Clarity Capital Management, Inc. are correct, there may be an imperfect correlation between the change in the value of the options and of the Clarity Fund’s securities.

Bond Index Futures Contracts  Bond index futures contracts are commodity contracts listed on commodity exchanges.  A bond index assigns relative values to bonds included in the index and the index fluctuates with the value and interest rate of the bonds so included.  A futures contract is a legal agreement between a buyer or seller and the clearing house of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the bond index on the last trading day of the contract.  The amount is a specified dollar amount (usually $100 or $500) times the difference between the index value on the last trading day and the value on the day the contract was struck.

The Clarity Fund intends to use bond index futures contracts and related options for hedging and not for speculation.  Hedging permits the Clarity Fund to gain rapid exposure to or protect itself from changes in the market.  For example, the Clarity Fund may find itself with a high cash position at the beginning of a market rally.  Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement.  By using bond index futures, the Clarity Fund can obtain immediate exposure to the market and benefit from the beginning stages of a rally.  The buying program can then proceed, and once it is completed (or as it proceeds), the contracts can be closed.  Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into bond index futures contracts to sell units of an index and individual bonds can be sold over a longer period under cover of the resulting short contract position.

The Clarity Fund may enter into contracts with respect to any bond index or sub-index.  To hedge the Clarity Fund successfully, however, such Fund must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of such Fund’s securities.

Options on Bond Index Futures  Bond indices are calculated based on the prices of securities traded on national securities exchanges.  An option on a bond index is similar to an option on a futures contract except all settlements are in cash.  A portfolio exercising a put, for example, would receive the difference between the exercise price and the current index level.  Such options would be used in a manner identical to the use of options on futures contracts.

As with options on bonds, the holder of an option on a bond index may terminate a position by selling an option covering the same contract or index and having the same exercise price and expiration date.  Trading in options on bond indexes began only recently.  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop.  The Clarity Fund will not purchase options unless and until the market for such options has developed sufficiently so that the risks in connection with options are not greater than the risks in connection with bond index futures contracts transactions themselves.  Compared to using futures contracts, purchasing options involves less risk to a portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs).  There may be circumstances, however, when using an option would result in a greater loss to a portfolio than using a futures contract, such as when there is no movement in the level of the bond index.

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

OTHER INFORMATION

ITEM 23.

EXHIBITS

(a)(1)

Articles of Incorporation.

(b)

Bylaws

(c)

Not applicable.

(d)(1)

Form of Investment Advisory Agreement between the Registrant and Clarity Capital Management, Inc.

(e)

Not applicable

(f)

Not applicable.

(g)(l)

Form of Custodian Agreement between the Registrant and Huntington Bank

(h)(1)

Form of Accounting Services Agreement

(h)(2)

Form of Transfer Agent Agreement

(i)

Opinion and Consent of Cline Williams Wright Johnson & Oldfather, LLP to be filed by amendment

(j)

Consent of independent public accountant to be filed by amendment.

(k)

Not applicable.

(l)

Subscription Agreement of Clarity Fund, LLC.

(m)

Not applicable.

(n)

Not applicable.

(o)

Not applicable.

(p)(1)

Code of Ethics of the Registrant to be filed by amendment.

(p) (2)

Code of Ethics of Clarity Capital Management Inc. to be filed by amendment.

ITEM 24.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 25.

INDEMNIFICATION

Section 2 1-2004 (15) of Nebraska Business Corporation Act allows indemnification of officers and directors of the Registrant under circumstances set forth therein. The Registrant has made such indemnification mandatory. Reference is made to Article 8-D of the Articles of Incorporation (Exhibit 1), Article XIII of the Bylaws of Registrant (Exhibit 2).

The general effect of such provision is to require indemnification of persons who are in an official capacity with the corporation against judgments, penalties, fines and reasonable expenses including attorneys’ fees incurred by said person if: (1) the person has not been indemnified by another organization for the same judgments, penalties, fines and expenses for the same acts or omissions; (2) the person acted in good faith; (3) the person received no improper personal benefit; (4) in the case of a criminal proceeding, the person had no reasonable cause to believe the conduct was unlawful; and (5) in the case of directors, officers and employees of the corporation, such persons reasonably believed that the conduct was in the best interest of the corporation, or in the case of directors, officers or employees serving at the request of the corporation for another organization, such person reasonably believed that the conduct was not opposed to the best interests of the corporation. A corporation is permitted to maintain insurance on behalf of any officer, director, employee or agent of the corporation, or any person serving as such at the request of the corporation, against any liability of such person.  Nevertheless, Article 8-D of the Articles of Incorporation prohibits any indemnification which would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended and Article XIII of the Fund’s Bylaws prohibits any indemnification inconsistent with the guidelines set forth in Investment Company Act Releases No. 7221 (June 9, 1972) and No. 11330 (September 2, 1980). Such Releases prohibit indemnification in cases involving willful misfeasance, bad faith, gross negligence and reckless disregard of duty and establish procedures for the determination of entitlement to indemnification and expense advances.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition to the indemnification provisions contained in the Registrant’s Articles and Bylaws, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Transfer Agency Agreement, and Custodian Agreement. Finally, the Registrant has also included in its Articles of Incorporation (See Article X of the Articles of Incorporation (Exhibit 1)) a provision which eliminates the liability of outside directors to monetary damages for breach of fiduciary duty by such directors. Pursuant to Neb. Rev. Stat. Section 2 1-2035 (2), such limitation of liability does not eliminate or limit liability of such directors for any act or omission not in good faith which involves intentional misconduct or a knowing violation of law, any transaction from which such director derived an improper direct or indirect financial benefit, for paying a dividend or approving a stock repurchase which was in violation of the Nebraska Business Corporation Act and for any act or omission which violates a declaratory or injunctive order obtained by the Registrant or its shareholders.

ITEM 26.

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

To the knowledge of Registrant, none of the Directors or Officers of Clarity Capital Management, Inc. is or has been at any time during the past two years engaged in any other business, profession, vocation or employment of a substantial nature, except as described in the Statement of Additional Information.

ITEM 27.

PRINCIPAL UNDERWRITERS.

Item 27(a)

Item 27(c).

Not applicable.

ITEM 28.

LOCATION OF ACCOUNTS AND RECORDS

 All records, accounts, books and other documents required to be maintained under section 31(a) (1) and (2) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. All other records are in the physical possession of Clarity Capital Management, Inc.

ITEM 29.

MANAGEMENT SERVICES

Not applicable.

ITEM 30.

UNDERTAKINGS

The Registrant undertakes to provide a copy of its Annual Report to Shareholders upon request and without charge to each person to whom the Prospectus of the Funds has been delivered.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned authorized individual in the City of West Des Moines, State of Iowa  on the __ day of November, 2009.

CLARITY FUND, INC.

By:_________________________________

      Bradley R. Peyton , President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on November ___, 2009:

SIGNATURE

TITLE

______________________________

Bradley R. Peyton

President, Principal Executive

Officer and Director

______________________

Vice President, Treasurer and Principal

Sayer Martin

Financial Accounting Officer

 /s/ * Allyn K. Kaduce

Director

/s/ *  Douglas A. Pals

Director

 /s/ *  Jeffrey Scott Raecker

Director

.

* Executed pursuant to power of attorney by Bradley R. Peyton Attorney-in-fact

_____________________________

Bradley R. Peyton

{1092349.1}